CONSULTING AGREEMENT


               THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into effective as of the 9th day of November, 1998, by and between American Bingo & Gaming Corp., a Delaware corporation (the "Company"), and Michael W. Mims ("Consultant").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Company is desirous of Consultant providing certain services to the Company; and

          WHEREAS,  Consultant  desires to provide such services to the Company;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Services. The Company hereby retains Consultant to perform such services
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in connection with the Company's  video poker  operations or such other business in South Carolina as the Company shall reasonably request from time to time, and Consultant agrees to perform such services.

     2.  Compensation.  In consideration for the services provided by Consultant
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hereunder,  the Company shall pay  Consultant a total fee of $60,000,  which fee shall be paid for as long as this Agreement remains in effect, on the following schedule: (i) $30,000 on November 9, 1998, and (ii) $30,000 on November 9, 1999.

     3. Termination of Employment Agreement.  Consultant hereby resigns from any
        -----------------------------------
and all positions he holds with the Company and any subsidiary of the Company, including, but not limited to, positions held as an officer, director, board committee member and employee (except as provided below); provided, however, Consultant is not resigning his position as a member of the Company's Board of Directors or any committee thereof. In addition, the Company and Consultant mutually agree to terminate the Employment Agreement dated September 24, 1997, as amended July 27, 1998, by and between such parties effective as of the date of this Agreement.

     4. Term.  This  Agreement  shall be effective  as of November 9, 1998,  and
        ----
shall continue until November 8, 2000.


     5. Cooperation with the Company.  Consultant shall fully cooperate and work
        ----------------------------
with the Company in connection with its activities under this Agreement.

     6. Relationship of the Parties. The relationship between Consultant and the
        ---------------------------
Company shall be that of an independent contractor. Nothing contained in this Agreement shall be deemed to constitute a relationship of agency, joint venture, partnership or any other relationship than that specified. Consultant

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shall  be responsible for all income, social security and other state, local and federal taxes that arise as a result of the relationship contemplated hereby and the payments made hereunder.

     7.  Termination.  This  Agreement may be terminated by the Company (a) upon
         -----------
the death of Consultant, (b) if the Company determines in good faith that a Total Disability of Consultant has occurred ("Total Disability" shall mean any illness, accident or other similar situation as a result of which Consultant is unable to perform his duties hereunder for a period of 90 days), (c) for Cause ("Cause" shall mean Consultant's breach of fiduciary duty to the Company involving personal profit, Consultant's intentional and material failure to perform stated duties (after written notice thereof and a reasonable opportunity to cure such failure), conviction of the Consultant by any court of competent jurisdiction of a felony, or Consultant's material and continuing breach of any provision of this Agreement (after written notice thereof and a reasonable opportunity to cure such breach)), (d) if a gaming regulatory authority in any jurisdiction in which the Company, or any of its subsidiaries, is operating or is seeking to obtain licensing determines that the Consultant fails to satisfy the applicable suitability requirements, or (e) if the Master Coin Machine Agreement by and among the Company, Gold Strike, Inc., Mims & Dye Enterprises, LLC, Consultant, and Danny C. Dye is terminated for any reason. This Agreement may be terminated by Consultant if (a) the Company materially breaches its obligation to make payment to Consultant pursuant to this Agreement or (b) a gaming regulatory authority in any jurisdiction in which the Consultant or any of his affiliates is operating or is seeking to obtain licensing determines that the Consultant or any such affiliate fails to satisfy the applicable suitability requirements as a result of the relationship created by this Agreement.

     8.  Limited  Authority.  Consultant  acknowledges  that he has no  power or
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authority to enter into any contract or otherwise  incur any liability on behalf of the Company without its prior written approval. Consultant hereby agrees to hold harmless and indemnify the Company against all liability, cost and expense, including attorney's fees, which may be suffered or incurred by the Company as a result of any breach of this Section 8.

     9.  Notice.  Any  notices,   requests,  demands  and  other  communications
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hereunder  shall be in  writing  and  shall be  delivered  by hand with a signed receipt, by registered or certified mail, return receipt requested, postage prepaid, by a recognized overnight courier, or by facsimile transmission with the original sent by mail on that same day, addressed as follows:

If  to  Consultant:          Michael  W.  Mims
                             257  Amenity  Road
                             Chapin,  SC  29036

If  to  the  Company:        American  Bingo  &  Gaming  Corp.
                             1440  Charleston  Highway
                             West  Columbia,  SC  29169
                             Attn:  Chief  Executive  Officer

If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if

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delivered by mail, courier or facsimile, the date on which such notice, request, instruction or document is received shall be the date of delivery. Any party hereto may change its address specified for notices herein by designating a new address by notice in writing in accordance with this Section.

     10. Modification; Waiver; Amendments. No provision of this Agreement may be
         --------------------------------
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by Consultant and the Company. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto, except as herein otherwise provided.

     11.  Applicable  Law.  This  Agreement  shall be governed  in all  respects
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whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of South Carolina, without regard to choice of law principles.

     12.  Assignment.  This Agreement,  and Consultant's  rights and obligations
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hereunder, may not be assigned by Consultant.  This Agreement, and the Company's rights and obligations hereunder, may not be assigned by the Company except to a successor in interest to the Company as a result of a merger, consolidation or sale of all or substantially all of the assets of the Company, in which event the obligations of the Company hereunder shall be binding on its successors or
assigns,   whether  by  merger,   consolidation,   or   acquisition  of  al1  or
substantially all of its assets.

     13.  Severability.  The  provisions  of  this  Agreement  shall  be  deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     14. Entire Agreement.  This Agreement shall constitute the entire agreement
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between the parties with  respect to the subject  matter  hereof,  and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding upon either party except to the extent incorporated in this Agreement.

     15.  Headings.  The titles to the sections of this Agreement are solely for
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the  convenience  of the  parties  and  shall  not be used to  explain,  modify, simplify, or aid in interpretation of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Consulting Agreement to be effective as of the day and year first hereinabove written.

                             AMERICAN  BINGO  &  GAMING  CORP.


                             By:  /s/  George  M.  Harrison
                                       --------------------
                                       George  M.  Harrison, Jr., Vice President

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                             CONSULTANT

                                  /s/  Michael  W.  Mims
                                       -----------------
                                       Michael  W.  Mims

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